                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 Date of Report
                                February 28, 2003
                                -----------------
                        (Date of earliest event reported)



                       PIONEER-STANDARD ELECTRONICS, INC.
 -----------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                    Ohio                                   (0-5734)                          34-0907152
---------------------------------------------    ------------------------------     -----------------------------
(State or other jurisdiction of                      (Commission File No.)                (I.R.S. Employer
incorporation)                                                                          Identification No.)

              6065 Parkland Boulevard, Mayfield Heights, Ohio                                   44124
----------------------------------------------------------------------------               -----------------
                 (Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code:              (440) 720-8500
                                                                 --------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On February 28, 2003, Pioneer-Standard Electronics, Inc. ("Pioneer-Standard" or "the Company") completed the sale of substantially all of the assets and liabilities of its Industrial Electronics Division ("IED") to Arrow Electronics, Inc., ("Arrow") for estimated pre-tax proceeds of $240 million of which approximately $230 million was received on the closing date. The estimated pre-tax proceeds related to the sale are subject to adjustment on the basis of an audit of the assets and liabilities sold. The terms of the transaction were agreed upon through arm's length negotiations.

         The terms of the sale as well as a description of the assets and liabilities sold are more fully explained in the Purchase Agreement dated as of January 13, 2003 by and between Arrow Electronics, Inc., Arrow Europe GmbH, Arrow Electronics Canada Ltd., and Pioneer-Standard Electronics, Inc., Pioneer-Standard Illinois, Inc., Pioneer-Standard Minnesota, Inc., Pioneer-Standard Electronics, Ltd., Pioneer-Standard Canada, Inc., a copy of which is attached as Exhibit 2.1.

         In conjunction with the sale, the operations associated with the remaining assets and liabilities of IED and Aprisa, Inc., the Company's majority owned software business, were discontinued.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.
         None.

(b)      Pro Forma Financial Information.

         The following unaudited pro forma condensed consolidated financial statements present pro forma financial information for Pioneer-Standard giving effect to the February 28, 2003 sale of certain IED assets and liabilities to Arrow Electronics, Inc.; the discontinuance of operations associated with the remaining assets and liabilities of IED and the Company's majority owned software business; and the use of proceeds from the sale to redeem debt, as described in this Current Report on Form 8-K.

         The December 31, 2002 Unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the sale, the discontinuance and the redemption of debt were effective December 31, 2002. The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended December 31, 2002, and for each of the years in the three year period ended March 31, 2002 assume the sale, the discontinuance and the redemption of debt were effective as of the beginning of the fiscal year ended March 31, 2000.

         The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and related footnotes included in Pioneer-Standard's 2002 Annual Report on Form 10-K and Pioneer-Standard's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002, September 30, 2002 and December 31, 2002.

         THE FOLLOWING UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION IS PRESENTED FOR ILLUSTRATIVE PURPOSES ONLY AND IS NOT NECESSARILY AN INDICATION OF THE FUTURE FINANCIAL POSITION OR RESULTS OF OPERATIONS OF PIONEER-STANDARD.

                       PIONEER-STANDARD ELECTRONICS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 2002

                                                                      Pro forma Adjustments
                                                                  -------------------------------
                                                                      Sale
   (Dollars In Thousands)                           Historical     Transaction         Other                  Pro Forma
                                                   -------------  --------------    -------------            -------------
   ASSETS

   Current Assets
        Cash and cash equivalents                     $  70,274      $  234,938 (a)    $(157,500)(e)           $ 147,712
        Accounts receivable, net                        369,661         (76,593)(a)         (991)(b)             292,077
        Inventories, net                                220,232        (123,478)(a)      (36,242)(b)              60,512
        Deferred income taxes                            15,039          (7,019)(a)       (1,411)(b)               6,609
        Prepaid expenses                                  1,651             (24)(a)          (83)(b)               1,544
        Assets of discontinued operations                     -               -           47,399 (b)              47,399
                                                   -------------  --------------    -------------            ------------
             Total current assets                       676,857          27,824         (148,828)                555,853

   Goodwill & intangible assets, net                    118,993               -           (1,522)(b)(c)          117,471
   Investments in affiliated companies                   32,406         (11,400)(a)            -                  21,006
   Other assets                                          14,531            (129)(a)            -                  14,402
   Property and equipment, net                           71,827          (3,394)(a)      (12,943)(b)(c)           55,490
                                                   -------------  --------------    -------------            ------------

             Total Assets                             $ 914,614       $  12,901        $(163,293)              $ 764,222
                                                   =============  ==============    =============            ============

   LIABILITIES AND SHAREHOLDERS' EQUITY

   Current Liabilities
        Accounts payable                              $ 270,988      $  (34,605)(a)    $ (17,600)(b)           $ 218,783
        Accrued salaries, wages, commissions and
          benefits                                       12,440            (689)(a)       (5,779)(b)               5,972
        Other accrued liabilities                        19,550               -            8,735 (b)(d)           28,285
        Liabilities of discontinued operations                -               -           18,594 (b)              18,594
                                                   -------------  --------------    -------------            ------------
             Total current liabilities                  302,978         (35,294)           3,950                 271,634

   Long-Term Debt                                       150,032               -         (150,000)(e)                  32
   Deferred Income Taxes                                 11,106             (90)(a)         (353)(b)              10,663
   Other Long-Term Liabilities                            4,151               -            1,003 (b)               5,154
   Mandatorily Redeemable Convertible Trust
     Preferred Securities                               143,675               -                -                 143,675
   Shareholders' Equity                                 302,672          48,285 (a)      (17,893)(c)(d)(e)       333,064
                                                   -------------  --------------    -------------            ------------
            Total Liabilities and Shareholders'
              Equity                                  $ 914,614       $  12,901        $(163,293)              $ 764,222
                                                   =============  ==============    =============            ============

                      PIONEER-STANDARD ELECTRONICS, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 For the Nine Months Ended December 31, 2002


                                                                          Pro forma Adjustments
                                                           --------------------------------------------
                                                                                Other
                                                              Sale           Discontinued
 (Dollars In Thousands, Except                            Transaction         Operations
 Share and Per Share Data)                 Historical         (f)                (g)          Other           Pro forma
                                        ---------------   --------------   ---------------   ---------      -------------
 Net Sales                              $    1,542,277    $    (631,985)   $            -       $   -       $    910,292

 Cost of Goods Sold                          1,320,918         (525,513)                -           -            795,405
                                        ---------------   --------------   ---------------   ---------      -------------
      Gross Margin                             221,359         (106,472)                -           -            114,887

 Warehouse, Selling and
   Administrative Expenses                     199,381          (89,669)           (6,508)        (85)(h)        103,119(i)
                                        ---------------   --------------   ---------------   ---------      -------------

      Operating Income (Loss)                   21,978          (16,803)            6,508          85             11,768

 Other (Income) Expense
      Other (Income) Expense                    (1,417)             947                 -           -               (470)
      Interest Expense                          13,180           (6,125)             (368)     (5,467)(h)          1,220
                                        ---------------   --------------   ---------------   ---------      -------------

 Income (Loss) Before Income Taxes              10,215          (11,625)            6,876       5,552             11,018

      Provision (Benefit) for Income
         Taxes                                   2,248           (2,589)            2,407       2,133              4,199
      Minority Interest Income                  (1,073)               -             1,073           -                  -
      Distributions on Mandatorily
        Redeemable Convertible
        Preferred Securities,
          net of tax                             5,673           (1,073)                -        (100)             4,500
                                        ---------------   --------------   ---------------   ---------      -------------

 Income (Loss) from Continuing
     Operations                         $        3,367    $      (7,963)   $        3,396    $  3,519       $      2,319
                                        ===============   ==============   ===============   =========      =============

 PER SHARE DATA:
 Income (Loss) from Continuing
     Operations -  basic                $         0.12                                                      $       0.09

 Income (Loss) from Continuing
     Operations - diluted               $         0.12                                                      $       0.08

 Weighted Average Shares
     Outstanding:
       Basic                                27,270,774                                                        27,270,774
       Diluted                              27,698,764                                                        27,698,764

                      PIONEER-STANDARD ELECTRONICS, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended March 31, 2002

                                                                    Pro forma Adjustments
                                                        -------------------------------------------
                                                                               Other
                                                              Sale           Discontinued
(Dollars In Thousands, Except                             Transaction         Operations
Share and Per Share Data)                Historical            (f)                (f)          Other                Pro forma
                                        ---------------   --------------   --------------   -------------       -----------------
Net Sales                               $    2,323,593    $  (1,029,271)   $           -    $          -        $      1,294,322

Cost of Goods Sold                           2,007,618         (883,779)               -               -               1,123,839
                                        ---------------   --------------   --------------   -------------       -----------------
     Gross Margin                              315,975         (145,492)               -               -                 170,483

Warehouse, Selling and
  Administrative Expenses                      293,903         (134,186)          (5,035)         (4,194)(h)(j)          150,488(i)
Restructuring Expense                            3,796           (3,323)               -               -                     473
                                        ---------------   --------------   --------------   -------------       -----------------

     Operating Income (Loss)                    18,276           (7,983)           5,035           4,194                  19,522

Other (Income) Expense
     Other (Income) Expense                       (721)            (152)               -               -                    (873)
     Interest Expense                           22,046          (10,718)             (71)         (7,286)(h)               3,971
                                        ---------------   --------------   --------------   -------------       -----------------

Income (Loss) Before Income Taxes               (3,049)           2,887            5,106          11,480                  16,424

     Provision (Benefit) for Income
        Taxes                                   (1,256)           1,283            1,591           3,835                   5,453
     Minority Interest Income                     (450)               -              450               -                       -
     Distributions on Mandatorily
       Redeemable Convertible
       Preferred Securities, net
        of tax                                   5,704              533                -             (79)                  6,158
                                        ---------------   --------------   --------------   -------------       -----------------

Income (Loss) from Continuing
    Operations                          $       (7,047)   $       1,071    $       3,065    $      7,724        $          4,813
                                        ===============   ==============   ==============   =============       =================

PER SHARE DATA:
Income (Loss) from Continuing
    Operations - basic                  $        (0.26)                                                         $           0.18

Income (Loss) from Continuing
    Operations - diluted                $        (0.26)                                                         $           0.17

Weighted Average Shares
    Outstanding:
      Basic                                 27,040,171                                                                27,040,171
      Diluted                               27,040,171                                                                27,608,010

                      PIONEER-STANDARD ELECTRONICS, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended March 31, 2001

                                                                       Pro forma Adjustments
                                                        ---------------------------------------------
                                                                            Other
                                                            Sale         Discontinued
(Dollars In Thousands, Except                           Transaction       Operations
Share and Per Share Data)              Historical            (f)             (g)           Other                 Pro forma
                                      --------------   ---------------   ------------   -------------         -----------------
Net Sales                             $   2,901,353    $   (1,469,515)   $         -    $          -          $      1,431,838

Cost of Goods Sold                        2,468,571        (1,214,940)             -               -                 1,253,631
                                      --------------   ---------------   ------------   -------------         -----------------
     Gross Margin                           432,782          (254,575)             -               -                   178,207

Warehouse, Selling and
  Administrative Expenses                   318,400          (154,139)        (1,079)         (4,203)(h)(j)            158,979(i)
Write-down of IT system assets               14,200                 -              -               -                    14,200
                                      --------------   ---------------   ------------   -------------         -----------------

     Operating Income (Loss)                100,182          (100,436)         1,079           4,203                     5,028

Other (Income) Expense
     Other (Income) Expense                    (480)              (99)           100               -                      (479)
     Interest Expense                        34,349           (16,635)           (16)         (7,098)(h)                10,600
                                      --------------   ---------------   ------------   -------------         -----------------

Income (Loss) Before Income Taxes            66,313           (83,702)           995          11,301                    (5,093)

     Provision (Benefit) for Income
        Taxes                                25,823           (29,990)           220           3,606                      (341)
     Distributions on Mandatorily
       Redeemable Convertible
       Preferred Securities,
         net of tax                           5,914               391              -               -                     6,305
                                      --------------   ---------------   ------------   -------------         -----------------
                                                                                                   -
Income (Loss) from Continuing
    Operations                        $      34,576    $      (54,103)   $       775    $      7,695          $        (11,057)
                                      ==============   ===============   ============   =============         =================

PER SHARE DATA:
Income (Loss) from Continuing
    Operations - basic                $        1.29                                                               $      (0.41)

Income (Loss) from Continuing
    Operations - diluted              $        1.11                                                               $      (0.41)

Weighted Average Shares
    Outstanding:
      Basic                              26,793,457                                                                 26,793,457
      Diluted                            36,615,950                                                                 26,793,457

                      PIONEER-STANDARD ELECTRONICS, INC.
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended March 31, 2000

                                                                        Pro forma Adjustments
                                                          ---------------------------------------------------
                                                                               Other
                                                              Sale          Discontinued
(Dollars In Thousands, Except                              Transaction        Operations
Share and Per Share Data)                  Historical          (f)               (g)           Other               Pro forma
                                       ----------------  ----------------   -------------   -----------        -----------------
Net Sales                              $     2,560,711   $    (1,341,222)    $         -    $        -         $      1,219,489

Cost of Goods Sold                           2,170,684        (1,129,627)              -             -                1,041,057
                                       ----------------  ----------------   -------------   -----------        -----------------
     Gross Margin                              390,027          (211,595)              -             -                  178,432

Warehouse, Selling and
  Administrative Expenses                      289,631          (133,652)              -        (4,134)(h)(j)           151,845(i)
                                       ----------------  ----------------   -------------   -----------        -----------------

     Operating Income (Loss)                   100,396           (77,943)              -         4,134                   26,587

Other (Income) Expense
     Other (Income) Expense                     (1,058)                -               -             -                   (1,058)
     Gain on Sale of Assets                     (1,845)                -               -             -                   (1,845)
     Interest Expense                           26,074           (12,825)              -        (6,613)(h)                6,636
                                       ----------------  ----------------   -------------   -----------        -----------------

Income (Loss) Before Income Taxes               77,225           (65,118)              -        10,747                   22,854

     Provision (Benefit) for Income
        Taxes                                   31,210           (24,356)              -         3,512                   10,366
     Distributions on Mandatorily
       Redeemable Convertible
       Preferred Securities, net
         of tax                                  5,870               334               -             -                    6,204
                                       ----------------  ----------------   -------------   -----------        -----------------
Income (Loss) from Continuing
    Operations                         $        40,145   $       (41,096)    $         -    $    7,235         $          6,284
                                       ================  ================   =============   ===========        =================

PER SHARE DATA:
Income (Loss) from Continuing
    Operations -  basic                $          1.52                                                         $           0.24

Income (Loss) from Continuing
    Operations - diluted               $          1.27                                                         $           0.23

Weighted Average Shares
    Outstanding:
      Basic                                 26,409,156                                                               26,409,156
      Diluted                               36,178,307                                                               27,051,323

The pro forma adjustments to the December 31, 2002 Unaudited Condensed Consolidated Balance Sheet include the effects of the receipt of cash at the closing date of the sale as if the closing date was December 31, 2002, a receivable of approximately $12 million for the estimated remaining sales proceeds that have been held back until audited results are available, disposal of assets and liabilities sold, discontinuance of the remaining IED assets and liabilities and the Company's majority owned software business, redemption of debt and recording of related transaction and debt redemption costs. Included in Shareholders' Equity is the estimated gain on sale, after tax. The actual gain from the sale when recorded in the fourth quarter of Fiscal 2003 will differ based on the audited carrying value of the net assets as of February 28, 2003 and determination of final transaction costs.

(a) To adjust for the assets and liabilities sold, the related taxes and receipt of the sales proceeds.

(e) To adjust for assets and liabilities of the discontinued operations not sold to Arrow.

(c) To adjust the value of the Company's majority owned software company and other impaired assets. Intangible assets and Property and equipment, net were adjusted by approximately $1.2 million and $4.6 million, respectively.

(d)      To reflect transaction costs of the sale of approximately $4.6 million.

(e)      To adjust for the redemption of debt and related costs.

The estimated gain on sale, loss on redemption of debt and asset impairments have been excluded from the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended December 31, 2002, and each of the years in the three year period ended March 31, 2002.

(f) To eliminate the sales and operating costs of IED as if the disposition and discontinuance had occurred at the beginning of the fiscal year ended March 31, 2000.

(g) To eliminate the operating costs of Aprisa, Inc., the Company's majority owned software business, as if the discontinuance had occurred at the beginning of the fiscal year ended March 31, 2000.

(h) To eliminate interest expense and other related debt costs as if the redemption had occurred at the beginning of the fiscal year ended March 31, 2000.

(i) Operating expenses do not reflect the impact of restructuring the Company. Had the Company been restructured beginning in fiscal year 2000, pro forma operating expenses may have been reduced by approximately $5.1 million for the nine months ended December 31, 2002, and approximately $10.0 million, $9.5 million and $8.7 million for each of the years in the three year period ended March 31, 2002.


(j) Effective April 1, 2002, the Company discontinued amortization of its goodwill in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets". This adjustment is to eliminate goodwill amortization of $4.1 million for the fiscal years ended March 31, 2002 and 2001 and $4.0 million for the fiscal year ended March 31, 2000, assuming the adoption of this Statement occurred at the beginning of the fiscal year ended March 31, 2000.

         (c)      Exhibits.

         2.1 Purchase Agreement dated as of January 13, 2003 by and between Arrow Electronics, Inc., Arrow Europe GmbH, Arrow Electronics Canada Ltd., and Pioneer-Standard Electronics, Inc., Pioneer-Standard Illinois, Inc., Pioneer-Standard Minnesota, Inc., Pioneer-Standard Electronics, Ltd., Pioneer-Standard Canada Inc.

         99.1 Press release of Pioneer-Standard Electronics, Inc. dated March 3, 2003.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              PIONEER-STANDARD ELECTRONICS, INC.

                          By: /s/ Steven M. Billick
                             --------------------------------------------------
                                Steven M. Billick
                                Executive Vice President and
                                Chief Financial Officer



Date:  March 17, 2003

                                  EXHIBIT INDEX



     EXHIBIT NO.                        DESCRIPTION                                          PAGE
     -----------                        -----------                                          ----
         2.1      Purchase Agreement dated as of January 13, 2003 by and between
                  Arrow Electronics, Inc., Arrow Europe GmbH, Arrow Electronics
                  Canada Ltd., and Pioneer-Standard Electronics, Inc.,
                  Pioneer-Standard Illinois, Inc., Pioneer-Standard Minnesota,
                  Inc., Pioneer-Standard Electronics, Ltd., Pioneer-Standard
                  Canada Inc.

         99.1     Press release of Pioneer-Standard Electronics, Inc. dated
                  March 3, 2003.